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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 Current Report


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 22, 1999



                            THE KROLL-O'GARA COMPANY
             (Exact name of registrant as specified in its charter)





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
                Ohio                                000-21629                           31-1470817
   (State or other jurisdiction of                 (Commission                       (I.R.S. Employer
           Incorporation)                         file number)                      Identification No.)
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                               9113 LeSaint Drive
                              Fairfield, Ohio 45014
                                 (513) 874-2112

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)






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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6, 7, 8 and 9 are not applicable and are omitted from this Current Report.

ITEM 5   OTHER INFORMATION.

     On June 16, 1999, Kroll-O'Gara acquired all of the capital stock of Background America, Inc. of Nashville, Tennessee, in exchange for approximately 899,243 shares of Kroll-O'Gara common stock. Background America provides background investigation services to government, corporate, not-for-profit, professional and other clients. The transaction was accounted for as a pooling of interests. Background America's revenues are included in the Investigations and Intelligence Group.

     Because the acquisition of Background America was accounted for as a pooling of interests, the consolidated balance sheets of The Kroll-O'Gara Company and subsidiaries as of December 31, 1997 and 1998 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 have been restated to give effect to Background America's financial information as if it had always been included in the historical financial information of Kroll-O'Gara. In addition, Management's Discussion and Analysis for the three years in the period ended December 31, 1998 and Selected Financial Data for the five fiscal years ended December 31, 1998 have been updated to include Background America's financial information.


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   TABLE OF EXHIBITS                                                  DESCRIPTION
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
           1              Consolidated Balance Sheets of The Kroll-O'Gara Company and subsidiaries as of December 31, 1997 and
                          1998 and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1998
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           2              Selected Financial Data for the five fiscal years ended December 31, 1998
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           3              Management's Discussion and Analysis for the three years in the period ended December 31, 1998
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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:    DECEMBER 22, 1999          THE KROLL-O'GARA COMPANY




                                    By       /s/Nicholas P. Carpinello
                                             -----------------------------
                                             Nicholas P. Carpinello
                                             Controller and Treasurer




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